Exhibit 99.2

Innventure, Inc. Announces Closing of $40 Million Registered Direct Offering of Common Stock

With the proceeds from the offering, Innventure expects to fully repay all outstanding convertible debentures

ORLANDO, Fla., Jan. 14, 2026 (GLOBAL NEWSWIRE) -- Innventure, Inc. (NASDAQ: INV) (“Innventure” or the “Company”), an industrial growth conglomerate, today announced that it has closed its previously announced registered direct offering of common stock to four institutional investors via a securities purchase agreement. The offering resulted in gross proceeds of approximately $40 million, before deducting offering expenses.

The Company expects to use the net proceeds from the offering to redeem its outstanding convertible debentures and for working capital and general corporate purposes, which may include the ability of the Company to exercise its right to receive equity in Accelsius in lieu of cash for Accelsius’ repayment of approximately $8 million of intercompany convertible debt and associated interest. If exercised, this debt would convert into the same series of securities purchased by strategic investors in the recently announced Accelsius $65 million sale of Series B-1 Units, which was completed based on a post-money valuation of approximately $665 million.

“This offering strengthens much more than our balance sheet, it further accelerates Innventure’s long‑term strategy. Our model is built to unlock value from breakthrough technologies, and this capital allows us to advance that mission with even greater conviction. We now have enhanced flexibility to increase our ownership in Accelsius, a business that is rapidly scaling in the 2-phase, direct-to-chip cooling market with an expected sales opportunity pipeline exceeding $1 billion and significant strategic engagement across the industry,” said Bill Haskell, Chief Executive Officer of Innventure. “We are well positioned for growth and remain focused on driving durable shareholder value as we move through the quarters and years ahead.”

Titan Partners acted as sole placement agent for the offering. Northland Capital Markets has served as a Capital Markets Advisor to the Company.

The offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-292427), previously filed with the Securities and Exchange Commission (the “SEC”) on December 23, 2025 and subsequently declared effective by the SEC on January 9, 2026. The final terms of the offering were disclosed in a prospectus supplement filed with the SEC, which are available for free on the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Innventure

Innventure (NASDAQ: INV), an industrial growth conglomerate, focuses on building companies with billion-dollar valuations by commercializing breakthrough technology solutions. By systematically creating and operating industrial enterprises from the ground up, Innventure participates in early-stage economics and provides industrial operating expertise designed for global scale. Innventure’s approach seeks to uniquely bridge the ”Valley of Death" between corporate innovation and commercialization through its distinctive combination of value-driven multinational partnerships, operational experience, and capital-intensive scale-up expertise.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, but are not limited to, statements regarding the Offering, including the type of securities that may be issued in the Offering, the size, pricing or other terms of the Offering and the plan of distribution for the Offering; the estimated expenses of the Offering; the intended use of the net proceeds of the Offering; and the expected timing and closing of the Offering. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s public filings made with the SEC and the following: (a) the Company’s ability to use the net proceeds of the Offering in a manner that will increase the value of shareholders’ investment; (b) the Company’s and its subsidiaries’ ability to execute on strategies and achieve future financial performance, including their respective future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures; (c) the Company’s and its subsidiaries’ ability to invest in growth initiatives; (d) the implementation, market acceptance and success of the Company’s and its subsidiaries’ business models and growth strategies; (e) the Company’s and its subsidiaries’ future capital requirements and sources and uses of cash; (f) the Company’s ability to maintain control over its subsidiaries, (g) the Company’s access to funds under a Standby Equity Purchase Agreement due to certain conditions, restrictions and limitations set forth therein and in other agreements; (h) certain restrictions and limitations set forth in the Company’s debt instruments, which may impair the Company’s financial and operating flexibility; (i) the Company’s and its subsidiaries’ ability to generate liquidity and maintain sufficient capital to operate as anticipated; (j) the Company’s and its subsidiaries’ ability to obtain funding for their operations and future growth and to continue as going concerns; (k) the risk that the technology solutions that the Company and its subsidiaries license or acquire from third parties or develop internally may not function as anticipated or provide the benefits anticipated; (l) developments and projections relating to the Company’s and its subsidiaries’ competitors and industry; (m) the ability of the Company and its subsidiaries to scale the operations of their respective businesses; (n) the ability of the Company and its subsidiaries to establish substantial commercial sales of their products; (o) the ability of the Company and its subsidiaries to compete against companies with greater capital and other resources or superior technology or products; (p) the Company and its subsidiaries’ ability to meet, and to continue to meet, applicable regulatory requirements for the use of their respective products and the numerous regulatory requirements generally applicable to their businesses; (q) the outcome of any legal proceedings against the Company or its subsidiaries; (r) the Company’s ability to find future opportunities to license or acquire breakthrough technology solutions from multinational corporations or other third parties (“Technology Solutions Provider”) and to satisfy the requirements imposed by or to avoid disagreements with its current and future Technology Solutions Providers; (s) the risk that the launch of new companies distracts the Company’s management from its and its other subsidiaries’ operations; (t) the risk that the Company may be deemed an investment company under the Investment Company Act, which would impose burdensome compliance requirements and restrictions on its activities; (u) the ability of the Company and its subsidiaries to sufficiently protect their intellectual property rights and to avoid or resolve in a timely and cost-effective manner any disputes that may arise relating to its use of the intellectual property of third parties; (v) the risk of a cyber-attack or a failure of the Company’s or its subsidiaries’ information technology and data security infrastructure; (w) geopolitical risk and changes in applicable laws or regulations; (x) potential adverse effects of other economic, business, and/or competitive factors; (y) operational risks related to the Company and its subsidiaries that have limited or no operating history; and (z) limited liquidity and trading of the Company’s securities.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

Media Contact: Laurie Steinberg, Solebury Strategic Communications
press@innventure.com

Investor Relations Contact: Sloan Bohlen, Solebury Strategic Communications
investorrelations@innventure.com